Investment Strategy - OneAscent Small Cap Core ETF	Nov. 15, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund invests primarily in small and mid-cap equity securities issued by companies domiciled in the United States, with a goal of achieving returns greater than the Bloomberg US 2500 Total Return Index over time. The Fund utilizes OneAscent’s quantitative Corporate Lifecycle Screen in an attempt to enhance returns of the portfolio. The Fund utilizes OneAscent’s Corporate Lifecycle Screen in an attempt to outperform the index returns. The Corporate Lifecycle Screen scores and ranks each company based on quantitative data that measures each company’s internal returns on invested capital and asset growth rates. The Fund targets approximately 200 equity securities and a 2.5% tracking error. OneAscent Investment Solutions, LLC (the “Adviser”) may adjust this threshold over time as markets adjust. The Adviser considers companies eligible for purchase by the Fund to be those with market capitalizations within the range of companies in the Bloomberg US 2500 Total Return Index (between $25 million and $40 billion as of November 12, 2025) at the time of the initial purchase (“Small and Mid-Cap Companies”) and that meet the criteria of the Adviser’s Values-Based Screening. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stocks) of Small and Mid-Cap Companies.

Values-Based Screening. The Adviser seeks to identify investments that it believes will make an impact on the world according to its values driven investment philosophy. The Adviser seeks to eliminate from the investable universe companies that demonstrably and consistently harm their stakeholders. The Adviser captures and considers percentage of revenue thresholds for harmful products, and the Adviser captures and considers patterns of harmful business practices (including forced labor ties, products/practices resulting in consumer physical harm or death, and environmental mismanagement). This means seeking to avoid companies whose principal business activities and practices include:

●	Production, distribution, or supply chain involvement in abortifacients or medical facilities that perform abortions.

●	Production, distribution, or supply chain involvement regarding addictive products, including adult entertainment, pornography, gambling, tobacco, alcohol, and cannabis.

●	Predatory lending practices.

●	Human rights violations.

●	Patterns of severe ethics controversies.

The Adviser’s Values-Based Screening process is proprietary, though the Adviser may refer to third-party resources in conducting its research. The Adviser performs its own due diligence in selecting investments but may consider third-party data. All equity securities must meet, at the time of investment, the Adviser’s Values-Based Screening requirements. If an investment no longer meets the Adviser’s screening requirements, the Adviser intends, but is not required, to sell such investment.